Exhibit 32.2

RECKSON OPERATING PARTNERSHIP, L. P.

Certification of Gregory F. Hughes, Treasurer of Wyoming Acquisition GP LLC, the sole general partner of the Registrant, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code

I, Gregory F.Hughes, Treasurer of Wyoming Acquisition GP LLC, the sole general partner of Reckson Operating Partnership, L. P. (the “Company”), certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1)  The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2008
	By	/s/ GREGORY F. HUGHES
Gregory F. Hughes
Treasurer
of Wyoming Acquisition GP LLC,
the sole general partner of the Registrant